Exhibit 10.5


                                                                  EXECUTION COPY


           AMENDMENT NO. 4 TO RATIFICATION AND AMENDMENT AGREEMENT AND
                 AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT

      AMENDMENT NO. 4 TO RATIFICATION AND AMENDMENT AGREEMENT AND AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT, dated as of December __, 2005 (this "Fourth Ratification Amendment"), by and among CONGOLEUM CORPORATION, a Delaware corporation, as debtor and debtor-in-possession ("Borrower"), CONGOLEUM FISCAL, INC., a New York corporation, as debtor and debtor-in-possession ("CFI"), CONGOLEUM SALES, INC., a New York corporation, as debtor and debtor-in-possession ("CSI" and together with CFI, collectively, "Guarantors" and each individually, a "Guarantor"), and WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation ("Lender").

                              W I T N E S S E T H:
                               - - - - - - - - - -

      WHEREAS, Lender, Borrower and Guarantors have entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated December 10, 2001, between Lender and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated September 19, 2002, between Lender and Borrower, Amendment No. 2 to Loan and Security Agreement, dated as of February 27, 2003, among Lender, Borrower and Guarantors, and as further amended and ratified by the Ratification and Amendment Agreement, dated as of January 7, 2004 (the "Ratification Agreement"), Amendment No. 1 to Ratification and Amendment Agreement and Amendment No. 3 to Loan and Security Agreement, dated as of December 14, 2004, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 2 to Ratification and Amendment Agreement and Amendment No. 4 to Loan and Security Agreement, dated as of January 13, 2005, between Lender and Borrower, as acknowledged by Guarantors, and Amendment No. 3 to Ratification Agreement and Amendment No. 5 to Loan and Security Agreement, dated as of June 7, 2005, between Lender and Borrower, as acknowledged by Guarantors, permitting debtor and debtor-in-possession financing for Borrower and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (all of the foregoing, as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, including the Reaffirmation and Amendment of Guarantor Documents, dated as of January 7, 2004, between Lender and Guarantors, as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements");

      WHEREAS, Borrower and each Guarantor has commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey and has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its businesses as a debtor-in-possession;

      WHEREAS, Borrower and Guarantors have requested that Lender make certain amendments to the Loan Agreement, and Lender is willing to agree to such request, subject to the terms and conditions contained herein;

      WHEREAS, by this Fourth Ratification Amendment, Lender, Borrower and Guarantors desire and intend to evidence such amendments;

      WHEREAS, this Fourth Ratification Amendment has been filed with the Bankruptcy Court and notice thereof has been served upon all parties that have requested notice in the Borrowers and Guarantors bankruptcy cases pursuant to the Final Order (1) Authorizing Debtors' Use of Cash Collateral, (2) Authorizing Debtors to Obtain Post-Petition Financing, (3) Granting Senior Liens and Priority Administrative Expense Status Pursuant to 11 U.S.C. ss.ss.105 and 364(c), (4) Modifying the Automatic Stay Pursuant to 11 U.S.C. ss.362, and (5) Authorizing Debtors to Enter Into Agreements with Congress Financial Corporation (the "Final DIP Financing Order"), which was approved by the Bankruptcy Court on February 2, 2004;

      WHEREAS, this Fourth Ratification Amendment has been authorized by the Bankruptcy Court pursuant to an order entered by the Bankruptcy Court authorizing Borrower and Guarantor to execute and deliver this Fourth Ratification Amendment; and

      NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantors hereby covenant, warrant and agree as follows:

            1. DEFINITIONS.

            1.1 Additional Definition. "Fourth Ratification Amendment" shall mean this Fourth Ratification Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            1.2 Amendments to Definitions in Financing Agreements.

                  (a) All references to the term "Financing Agreements" in this Fourth Ratification Amendment and in any of the Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Fourth Ratification Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (b) All references to the term "Ratification Agreement" in this Fourth Ratification Amendment and in any of the Financing Agreements shall be deemed and each such reference is hereby amended to mean the Ratification Agreement, as amended hereby, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            1.3 Interpretation. For purposes of this Fourth Ratification Amendment, unless otherwise defined herein, all capitalized terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

            2. AMENDMENTS TO LOAN AGREEMENT

            2.1 Term.

                  (a) The first sentence of Section 12.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "This Agreement and the other Financing Agreements shall
            become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on December 31, 2006 (the "Termination Date")."

                  (b) Section 12.1(c)(iii) of the Loan Agreement is hereby amended by deleting the reference to "December 31, 2005" and replacing it with "December 31, 2006".

            2.2 Minimum EBITDA. Section 9.23(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(c) Borrower and its Subsidiaries shall not, for any period set forth below during fiscal year 2006 of Borrower and its Subsidiaries (each, a "Test Period"), permit EBITDA of Borrower and its Subsidiaries, which shall be measured on a rolling four (4) quarter basis, to be less than the respective amount set forth below opposite such Test Period; provided, that, if Excess Availability was equal to or greater than $15,000,000 for each of the ninety (90) consecutive days immediately preceding the last day of any such Test Period, then Borrower and its Subsidiaries shall not be required to comply with the terms of this Section 9.23(c) for such Test Period:

             Test Period                                          Minimum EBITDA
             -----------                                          --------------
             For the four (4) quarters ending March 31, 2006      $20,000,000
             For the four (4) quarters ending June 30, 2006       $20,000,000
             For the four (4) quarters ending September 30, 2006  $20,000,000
             For the four (4) quarters ending December 31, 2006   $20,000,000"

            2.3 Capital Expenditures. Section 9.19 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "Section 9.19 Capital Expenditures. Borrower and its
            Subsidiaries shall not, directly or indirectly, make any Capital Expenditures in excess of $7,000,000 in the aggregate during 2006."

            3. AMENDMENT FEE. In addition to and not in limitation of all other fees, costs and expenses payable to Lender under the Financing Agreements, in consideration of this Fourth Ratification Amendment, Borrower shall pay Lender an amendment fee in the amount of $250,000 (the "Amendment Fee"), which fee shall be fully earned as of the date hereof and shall be paid in six (6) installments on the dates and in the amounts set forth opposite each date as follows:

             Upon execution of this Fourth                  $75,000.00
             Ratification Amendment by the parties hereto

             March 31, 2006                                 $25,000.00

             June 30, 2006                                  $25,000.00

             July 31, 2006                                  $25,000.00

             August 31, 2006                                $25,000.00

             September 30, 2006                             $75,000.00

      The foregoing amounts may be charged directly to the loan account of Borrower; provided, that, in the event that the Loan Agreement is amended and restated prior to December 31, 2006 pursuant to a credit facility provided by Lender (or group of lenders for which Wachovia Bank, National Association is acting as agent) in connection with the emergence by Borrower and Guarantors from the Chapter 11 Cases, then any installment of the Amendment Fee that has not been paid as of the date of such emergence by the Borrower and the Guarantors shall be waived, and shall cease to be due and payable as of such date.

            4. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore made in the Loan Agreement or otherwise and hereafter made by Borrower and Guarantors to Lender, whether pursuant to the Financing Agreements or otherwise, and not in limitation thereof, Borrower and Guarantors hereby represent, warrant and covenant with, to and in favor of Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, to the extent such compliance does not violate the terms and provisions of the Bankruptcy Code, being a continuing condition of the making of loans by Lender:

            4.1 This Fourth Ratification Amendment has been duly authorized, executed and delivered by Borrower and Guarantors and the agreements and obligations of Borrower and Guarantors contained herein constitute legal, valid and binding obligations of Borrower and Guarantors enforceable against Borrower and Guarantors in accordance with their respective terms.

            4.2 No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Fourth Ratification Amendment.

            5. CONDITIONS PRECEDENT. In addition to any other conditions contained herein or in the Loan Agreement, as in effect immediately prior to the date hereof, with respect to the Loans, Letter of Credit Accommodations and other financial accommodations available to Borrower (all of which conditions, except as modified or made pursuant to this Fourth Ratification Amendment shall remain applicable to the Loans and be applicable to Letter of Credit Accommodations and other financial accommodations available to Borrower), the following are conditions to Lender's obligation to extend further loans, advances or other financial accommodations to Borrower pursuant to the Loan
Agreement:

            5.1 Borrower and Guarantors shall execute and/or deliver to Lender this Fourth Ratification Amendment, and all other Financing Agreements that Lender may request to be delivered in connection herewith, in form and substance satisfactory to Lender;

            5.2 No trustee, examiner or receiver or the like shall have been appointed or designated with respect to Borrower or any Guarantor, as debtor and debtor-in-possession, or its business, properties and assets;

            5.3 Borrower and Guarantors shall execute and/or deliver to Lender all other Financing Agreements, and other agreements, documents and instruments, in form and substance satisfactory to Lender, which, in the good faith judgment of Lender are necessary or appropriate and implement the terms of this Fourth Ratification Amendment and the other Financing Agreements, as modified pursuant to this Fourth Ratification Amendment, all of which contains provisions, representations, warranties, covenants and Events of Default, as are reasonably satisfactory to Lender and its counsel;

            5.4 Each of Borrower and Guarantors shall comply in full with the notice and other requirements of the Bankruptcy Code, the applicable Federal Rules of Bankruptcy Procedure, and the terms and conditions of the Final DIP Financing Order in a manner acceptable to Lender and its counsel;

            5.5 The Bankruptcy Court shall have entered an Order authorizing Borrower and Guarantor to execute and deliver this Fourth Ratification Amendment.

            5.6 No Event of Default shall be continuing under any of the Financing Agreements, as of the date hereof.

            6. MISCELLANEOUS.

            6.1 Amendments and Waivers. Neither this Fourth Ratification Amendment nor any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

            6.2 Further Assurances. Each of Borrower and Guarantors shall, at its expense, at any time or times duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, and do or cause to be done such further acts as may be necessary or proper in Lender's opinion to evidence, perfect, maintain and enforce the security interests of Lender, and the priority thereof, in the Collateral and to otherwise effectuate the provisions or purposes of this Fourth Ratification Amendment, any of the other Financing Agreements or the Financing Order.

            6.3 Headings. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Fourth Ratification Amendment.

            6.4 Counterparts. This Fourth Ratification Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same agreement.

            6.5 Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrower or any Guarantor to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by Borrower or any Guarantor in connection herewith shall constitute an Event of Default under the Financing Agreements.

            6.6 Effectiveness. This Fourth Ratification Amendment shall become effective upon the execution hereof by Lender.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Fourth Ratification Amendment to be duly executed as of the day and year first above written.

                          WACHOVIA BANK, NATIONAL ASSOCIATION,
                          successor by merger to Congress Financial Corporation

                          By: /s/ Marc J. Breier
                              ----------------------------
                          Title: Director
                                 -------------------------


                          CONGOLEUM CORPORATION, as Debtor and
                          Debtor-in-Possession

                          By: /s/ Howard N. Feist
                              ----------------------------
                          Title: Chief Financial Officer
                                 -------------------------


                          CONGOLEUM SALES, INC.,
                          as Debtor and Debtor-in-Possession

                          By: /s/ Howard N. Feist
                              ----------------------------
                          Title: Vice President
                                 -------------------------


                          CONGOLEUM FISCAL, INC.,
                          as Debtor and Debtor-in-Possession

                          By: /s/ Howard N. Feist
                              ----------------------------
                          Title: Vice President
                                 -------------------------